SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 4, 2004

AMSOUTH BANCORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-7476	63-0591257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AMSOUTH CENTER

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 320-7151

Not applicable

(Former name or former address, if changed since last report.)

Item 5.	Other Events and Regulation FD Disclosure

AmSouth Bancorporation wishes to reiterate the earnings outlook it presented in its analysts conference call and webcast on January 13, 2004.

AmSouth expects diluted earnings per share for 2004 to be in a range of $1.87 to $1.92, reflecting a growth rate between six and nine percent over 2003 earnings of $1.77. AmSouth also expects diluted earnings per share to be in line with the consensus earnings estimate of 45 cents per share for the first quarter of 2004. Our forecast is based on a number of factors:

•	Net interest income is expected to be higher reflecting a stable net interest margin, improved balance sheet growth from sustained loan demand and core funding growth, and declining prepayment activity and related premium amortization in the investment portfolio;
•	Continued improvement in credit quality;
•	Noninterest revenues such as service charges, trust, and investment services income should experience steady growth, with total noninterest revenues growing by six to nine percent;
•	Moderate noninterest expense growth is expected in a range of four to seven percent, reflecting continued investments in new branches and additional revenue producing personnel.

This forecast is based on the anticipation of an improving economy, a stable interest rate environment and no improvement in equity markets. It also assumes that consumer loan demand remains stable and that demand for commercial and small business loans improves.

Forward Looking Statements

Statements made in this document which are not purely historical are forward-looking statements as defined in the “Private Securities Litigation Reform Act of 1995,” including any statements regarding descriptions of management’s plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.

Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors – many of which are beyond AmSouth’s control – could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. AmSouth’s most recent annual report on Form 10-K for the year ended December 31, 2002, and quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2003, describe factors which could cause results to differ materially from management’s current expectations. Such factors include, but are not limited to: the execution of AmSouth’s strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition; changes in the quality or composition of AmSouth’s loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in accounting and tax principles, policies or guidelines; other economic, competitive, governmental, and regulatory factors affecting AmSouth’s operations, products, services and prices; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; and the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries. To the extent that terrorist attacks or other hostilities, including geopolitical conflicts, cause a prolonged negative impact on the economy, the effects may include: adverse changes in customers’ borrowing, investing or spending patterns; market disruptions; adverse effects on the performance of the United States and foreign equity markets; currency fluctuations; exchange controls; restriction of asset growth; negative effects on credit quality; and other effects that could adversely impact the performance, earnings and revenue growth of the financial services industry, including AmSouth.

Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION

By:	/s/ Carl L. Gorday

Name:	Carl L. Gorday
Title:	Assistant Secretary

Date: February 4, 2004